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DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 01:43 PM 01/03/2013
INITIAL FILING # 2013 0029729

SRV: 130009454

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Frost Brown Todd LLC
Attention: Jane Hils Shea
3300 Great American Tower
301 East Fourth Street
Cincinnati, OH 45202

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME: AHB Apartments LLC				
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS: 3819 Maple Avenue	CITY: Dallas	STATE: TX	POSTAL CODE: 75219	COUNTRY: USA
1d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR / 1e. TYPE OF ORGANIZATION: LLC	1f. JURISDICTION OF ORGANIZATION: Delaware	1g. ORGANIZATIONAL ID #, if any: 4441928		NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR / 2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any		NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: Western-Southern Life Assurance Company				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS: 400 Broadway Street	CITY: Cincinnati	STATE: OH	POSTAL CODE: 45202	COUNTRY: USA

4. This FINANCING STATEMENT covers the following collateral:

The items described on Exhibit B, whether now owned or hereafter acquired by Debtor, and which are used in connection with the real estate located at 4131 Commons Drive West, Destin, Okaloosa County, Florida, as more fully described on Exhibit A.

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]
7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

EXHIBIT A

LEGAL DESCRIPTION

FEE PARCEL A:
Lot 2, ALEXAN HENDERSON BEACH SUBDIVISION, as recorded in Plat Book 24, page 70, of the Public Records of Okaloosa County, Florida.

TOGETHER WITH THE FOLLOWING EASEMENTS:

Easement 1
Together with non-exclusive easements for drainage, landscaping and construction of improvements contained in Drainage and Restriction Agreement by and between HBT, LLC, a Florida limited liability company and AHB APARTMENTS LLC, a Delaware limited liability company, recorded in Official Records Book 2830, page 2171,of the Public Records of Okaloosa County, Florida.

Easement 2
Together with non-exclusive easements for drainage, utilities, vehicular and pedestrian, ingress and egress, signage and landscaping contained in Access, Utilities and Drainage Easement Agreement by and between HBT, LLC, a Florida limited liability company and AHB APARTMENTS LLC, a Delaware limited liability company, recorded in Official Records Book 2830, page 2186, of the Public Records of Okaloosa County, Florida.

Easement 3
Together with non-exclusive easements for vehicular and pedestrian ingress and egress, and the installation, use, maintenance and removal of utilities contained in Operation and Easement Agreement by and between HBT, LLC, a Florida limited liability company, and AHB Apartments LLC, a Delaware limited liability company, recorded in Official Records Book 2830, page 2221, of the Public Records of Okaloosa County, Florida.

EXHIBIT B

Exhibit B to UCC from AHB Apartments LLC ("Debtor") and for the benefit of Western-Southern Life Assurance Company and its affiliates.

Description of Collateral:

(a) All of Debtor's buildings, fixtures and other improvements now or hereafter attached to or placed, erected, constructed or developed on the real estate described in Exhibit A (the "**Land**") during the existence of the lien (the "**Improvements**");

(b) All of Debtor's accounts, inventory, equipment, instruments, investment property, chattel paper, consumer goods, farm products, goods, general intangibles, documents, letter of credit rights, deposit accounts and money, as such terms are defined in the Uniform Commercial Code as adopted in the state of Florida ("**Personal Property**"), whatsoever now or hereafter delivered to, attached to, installed in, or used in or about the Improvements or which are necessary or useful for the complete and comfortable use and occupancy of the Improvements for the purposes for which they were or are to be attached, placed, erected, constructed or developed, or which Personal Property is or may be used in the development of the Improvements, and all renewals of or replacements or substitutions for any of the foregoing whether or not the same shall be attached to the Land or Improvements (excluding, however, any of the foregoing owned by tenants of the Land and Improvements;

(c) All of Debtor's proceeds (including premium refunds) of each policy of insurance relating to the Land, Improvements or Personal Property;

(d) All of Debtor's as-extracted collateral (as such term is defined in the Uniform Commercial Code adopted in the state of Florida) including timber, oil, gas and other hydrocarbons and other minerals produced from or allocated to the Land or Improvements and all products processed or obtained therefrom, the proceeds thereof, and all accounts and general intangibles under which such proceeds may arise and all proceeds of the Personal Property;

(e) All of Debtor's easements and rights of way used in connection with the Land or Improvements or as a means of ingress to or egress from said Land or Improvements;

(f) All of Debtor's right, title and interest in and to all streets, roads, ways, alleys, public places, easements and rights-of-way, existing or proposed, public or private, adjacent to or used in connection with, belonging or pertaining to the Land or any part thereof;

(g) All of Debtor's proceeds from the sale, lease, or other disposition of all or any portion of the Land, the Improvements or the Personal Property;

(h) All of Debtor's rights, estates, powers, privileges, hereditaments and interests of whatever kind or character appurtenant or incident to the foregoing and all other interests of every kind and character that Debtor now has or at any time hereafter acquires in and to the Land, Improvements, and Personal Property and all property that is used or useful in connection therewith, including rights of ingress and egress and all reversionary rights or interests of Debtor with respect to such property; and

(i) All of Debtor's products and proceeds of any of the foregoing;

provided, however, notwithstanding anything to the contrary contained hereinthe definition of Personal Property and Mortgaged Property shall exclude, the names "Trammell Crow

Residential," "Trammell Crow," "Crow", "TCR", "Alexan" and the TCR logo, and variants of those names and logos and the goodwill associated therewith and any written or printed material that contains any of such names or logos.

As used in subsection (i) above, the term "proceeds" shall have the meaning assigned to it under the Uniform Commercial Code in effect in the state of Florida and, to the extent not otherwise included, shall include, but not be limited to, (a) any and all proceeds of any insurance, causes and rights of action, and settlements thereof, judicial and arbitration judgments and awards, and indemnity, warranty or guaranty payments payable to Debtor from time to time with respect to any of the Property, (ii) all claims of Debtor for losses or damages arising out of or related to or for any breach of any agreements, covenants, representations or warranties or any default under any of the foregoing arising out of or related to any of the Property, and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Property.